Exhibit 10.6

ASSIGNMENT AND ASSUMPTION OF

PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, Inland Real Estate Acquisitions, Inc., an Illinois corporation, (“Assignor”), hereby assigns to Inland Real Estate Income Trust, Inc., a Maryland corporation (“Assignee”), all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement and Escrow Instructions dated as of August 21, 2015 (as amended, the “Purchase Agreement”) by and between Assignor, as the buyer, and CBL/Settlers Ridge GP, LLC; CBL/Settlers Ridge LP, LLC; Settlers Ridge Management GP, LLC and Settlers Ridge Management LP, LLC, collectively, as the seller, but only with respect to the purchase and sale of certain real property and improvements listed on Exhibit A attached hereto and commonly known as Settlers Ridge Shopping Center (“Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Property; provided, however, Assignor agrees to remain liable under the Purchase Agreement as if Assignor is still a party to such Purchase Agreement.

This Assignment is effective as of the 1st day of October, 2015.

ASSIGNOR:	Inland Real Estate Acquisitions, Inc., an Illinois corporation

	By:	/s/ Matthew Tice
	Name:	Matthew Tice
	Its:	Vice President

ASSIGNEE:	Inland Real Estate Income Trust, Inc., a Maryland corporation

	By:	David Z. Lichterman
	Its:	Vice President, Treasurer & CAO

EXHIBIT A

LEGAL DESCRIPTION

(see attached)

First Described:

All those certain lots or pieces of ground situate in the Township of Robinson, County of Allegheny and Commonwealth of Pennsylvania, being Parcels B and D in the

Robinson Park Associates Consolidation Plan, as recorded in the Department of Real

Estate of Allegheny county, Pennsylvania, in plan Book Volume 257, page 66; also

Parcel 1 in the Settlers Ridge Subdivision Plan No. 1, as recorded in the Department of Real Estate of Allegheny county, Pennsylvania, in plan Book volume 263, page

78; and also Lots 2,3,5,6,7 and 8 on the Settlers Ridge Subdivision Plan No. 2, as

recorded in the Department of Real Estate of Allegheny County, Pennsylvania, in Plan

Book Volume 264, page 112.

Being designated as the following tax parcels

Parcel B Block 334-H, Lot 190

Parcel D Block 265-J, Lot 10

Parcel 1 Block 334-H, Lot 100

Lot 2 Block 265-E, Lot 50

Lot 3 Block 265-K, Lot 60

Lot 5 Block 265-8, Lot 100

Lot 6 Block 265-8, Lot 125

Lot 7 Block 334-H, Lot 60

Lot 8 Block 334-H, Lot 80

Second Described:

All those certain lots or pieces of ground situate in the Township of Robinson, County of Allegheny and Commonwealth of Pennsylvania, being Lot 1 and Lot 4 on the

Settlers Ridge Subdivision Plan No. 2, as recorded in the Department of Real Estate of Allegheny County, Pennsylvania, in Plan Book Volume 264, page 112.

Second Described being designated as the following tax parcels:

Lot 1 Block 265-E, Lot 1

Lot 4 Block 265-J, Lot 25

Third Described:

Together with those non-exclusive easements benefitting the Land as set forth in that certain Reciprocal Easement, Covenant and Restriction Agreement between

Settlers Ridge L.P. and Settlers Ridge Management L.P., dated December 10, 2010 and recorded in Deed Book Volume 14454, page 389; as amended by First

Amendment to Reciprocal Easement, Covenant and Restriction Agreement between

Settlers Ridge L.P. and Settlers Ridge Management L.P., dated June 11, 2012 and recorded in Deed Book Volume 14943, page 228.

Fourth Described:

Together with the easement rights as set forth in Easement Agreement between

Chief Commercial Construction, L.P. and Settlers Ridge, L.P., dated May 9, 2007 and recorded in Deed Book Volume 13560, page 334; as assigned by Assignment and

Assumption of Agreements from Settlers Ridge, L.P. to Settlers Ridge Management,

L.P., dated December 15, 2010, effective as of December 17, 2010 and recorded in

Deed Book Volume 14473, page 513.